SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                              [(Amendment No. ___)]

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                            CHELSEA GCA REALTY, INC.
_______________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:_____________________________________________
      (2)     Aggregate number of securities to which
              transaction applies:_____________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_________________________________________________
      (4)     Proposed maximum aggregate value of transaction:_________________
      (5)     Total fee paid:__________________________________________________

[ ]   Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)     Amount Previously Paid:__________________________________________
      (2)     Form, Schedule or Registration Statement No.:____________________
      (3)     Filing Party:____________________________________________________
      (4)     Date Filed:______________________________________________________


                            CHELSEA GCA REALTY, INC.

                      -------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 8, 2000

                      -------------------------------------

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Chelsea GCA Realty, Inc. (the "Company") will be held at The Westin Morristown Hotel, 2 Whippany Road, Morristown, New Jersey, on June 8, 2000 at 10:00 in the morning for the following purposes:

         1.       To elect three Directors.

         2.       To approve the 2000 Stock Option Plan.

         3. To approve the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2000.

         4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

          Stockholders of record at the close of business on April 17, 2000, shall be entitled to notice of, and to vote at, the meeting.


                                    By order of the Board of Directors


                                         Denise M. Elmer
                                          SECRETARY

Dated:  April 20, 2000
        Roseland, New Jersey


          IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

                            CHELSEA GCA REALTY, INC.
                             103 EISENHOWER PARKWAY
                           ROSELAND, NEW JERSEY 07068


                          -----------------------------

                                 PROXY STATEMENT

                          -----------------------------


          The accompanying Proxy is solicited by the Board of Directors of Chelsea GCA Realty, Inc., a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on June 8, 2000, at 10:00 in the morning, or any adjournment thereof, at which stockholders of record at the close of business on April 17, 2000 shall be entitled to vote. The cost of solicitation of proxies will be borne by the Company. The Company may use the services of its Directors, officers, employees and others to solicit proxies, personally or by telephone; arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

          Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company) or, if a stockholder is present at the Meeting, he may elect to revoke his proxy and vote his shares personally.

          There is being mailed herewith to each stockholder of record the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999. It is intended that this Proxy Statement and form of Proxy will first be sent or given to stockholders on or about April 20, 2000.

          On April 17, 2000, the Company had outstanding and entitled to vote with respect to all matters to be acted upon at the meeting 15,935,572 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of stock held by such holder. The presence of holders representing a majority of all the votes entitled to be cast at the meeting will constitute a quorum at the meeting. In accordance with Maryland law, abstentions, but not broker non-votes, are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each item on the agenda must receive the affirmative vote of a majority of the shares voted at the meeting in order to pass. Abstentions and broker non-votes are not counted in determining the votes cast with respect to any of the matters submitted to a vote of stockholders.

          It is expected that the following business will be considered at the meeting and action taken thereon:

                            1. ELECTION OF DIRECTORS

          Pursuant to the By-Laws of the Company, the number of Directors of the Company has been set at seven members who are divided into three classes serving staggered three-year terms of office. It is proposed to elect three Class I Directors at this Meeting to hold office for a three-year term until the 2003 Annual Meeting of Stockholders and until their successors are duly elected and qualify. Class II and Class III Directors will be elected at the Annual Meetings to be held in 2001 and 2002, respectively, for three-year terms, and until their respective successors are duly elected and qualify. It is intended that the accompanying form of Proxy will be voted for the nominees set forth below, each of whom is presently a Director of the Company. If some unexpected occurrence should make necessary, in the Board of Directors' judgment, the substitution of some other person or persons for any of the nominees, shares will be voted for such other person or persons as the Board of Directors may select. The Board of Directors is not aware that any nominee may be unable or unwilling to serve as a Director. The following table sets forth certain information with respect to the nominees and also with respect to each Director whose term of office will continue after this Meeting.

                              NOMINEES FOR ELECTION

                                                                                             YEAR
                                                                                             TERM OF
                                                                                             OFFICE      SERVED AS A
                                                 PRINCIPAL OCCUPATION AND                    WILL         DIRECTOR
      NAME                 AGE                            POSITIONS HELD                      EXPIRE       SINCE
      ----                 ---                    -----------------------                    -------      -----
William D. Bloom           37    Vice Chairman of the Company since 2000; Executive Vice     2003        1995
                                 President of the Company from 1993 to 1999;
                                 employed by The Chelsea Group, a predecessor of
                                 the Company ("Chelsea"), from 1986 until
                                 formation of the Company.

Robert Frommer             65    Principal of Robert Frommer Associates, a real estate       2003        1993
                                 consulting firm, since 1991; President of PG&E
                                 Properties, Inc. from 1993 to 1998; President of The
                                 Harlan Company from 1987 to 1991; Executive Vice
                                 President of Urban Investment & Development Company, a
                                 wholly-owned subsidiary of Aetna Life & Casualty
                                 Company, from 1972 to 1984; Vice President for
                                 Institutional Facilities for New York University  from
                                 1984 to 1987.

Reuben S. Leibowitz        52    Managing Director of E.M. Warburg, Pincus & Co., LLC        2003         1993
                                 ("Warburg, Pincus"), a venture banking and investment
                                 firm; associated with Warburg, Pincus since 1984.

                       DIRECTORS WHOSE TERM OF OFFICE WILL
                             CONTINUE AFTER MEETING

                                                                                             YEAR
                                                                                             TERM OF
                                                                                             OFFICE      SERVED AS A
                                                 PRINCIPAL OCCUPATION AND                    WILL          DIRECTOR
     NAME                 AGE                            POSITIONS HELD                      EXPIRE        SINCE
     ----                 ---                    ------------------------                    -------      -----
David C. Bloom            43     Chairman of the Board and Chief Executive  Officer of the   2002         1993
                                 Company since 1993; founder and principal of
                                 Chelsea and President of Chelsea from 1985
                                 until formation of the Company.

Brendan T. Byrne           76    Senior partner in the law firm of Carella, Byrne, Bain,     2001         1993
                                 Gilfillan, Cecchi, Stewart & Olstein since 1982;
                                 Governor of New Jersey from 1974 to 1982; former
                                 prosecutor Essex County (New Jersey), President of the
                                 Public Utility Commission, Assignment Judge of the New
                                 Jersey Superior Court, Vice President of the National
                                 District Attorneys Association, Trustee of Princeton
                                 University, Chairman of the Princeton University Council
                                 on New Jersey Affairs, Chairman of the United States
                                 Marshals Foundation, Commissioner of the New Jersey
                                 Sports and Exposition Authority and Chairman of the
                                 National Commission on Criminal Justice Standards and
                                 Goals (1977);  serves on a Board of the National Judicial
                                 College.

Barry M. Ginsburg          62    Vice Chairman of the Company from 1993 to 1999;             2002         1993
                                 principal in Ginsburg Craig Associates (a predecessor of
                                 the Company) and its predecessor companies from 1986 to
                                 1993; employed by Dansk International Designs, Ltd. from
                                 1966 through 1985, serving as corporate Chief Operating
                                 Officer and Director from 1980 to 1985.

Philip D. Kaltenbacher     62    Chairman of the Board of Directors and Chief Executive      2002         1993
                                 Officer of Seton Company, a manufacturer of leather;
                                 health care products; industrial foams, films, tapes,
                                 adhesives and laminates and chemicals since 1974;
                                 Commissioner of The Port Authority of New York and New
                                 Jersey from September 1985 through February 1993, and
                                 Chairman from September 1985 through April 1990.

          Mr. Leibowitz is a director of Grubb & Ellis Company and Lennar Corporation. Mr. Byrne is a director of Mack-Cali, Inc. David Bloom and William Bloom are brothers.

          The Company's Board of Directors has several committees, consisting of an Audit Committee, a Compensation Committee and an Executive Committee. The functions of the Audit Committee (which consists of Messrs. Byrne, Kaltenbacher and Leibowitz) include recommending to the Board of Directors the engaging and discharging of the independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, reviewing the independence of the independent auditors, including the range of audit and non-audit fees, and reviewing the adequacy of the Company's system of internal accounting controls. The functions of the Compensation Committee (which consists of Messrs. Byrne, Frommer and Leibowitz) include determining compensation for the Company's executive officers, and administering the Company's 1993 Stock Option Plan (the "1993 Option Plan") and the Long Term Incentive Plan (the "Incentive Plan"). The Executive Committee consists of Messrs. D. Bloom, Ginsburg and Leibowitz.

          In the fiscal year ended December 31, 1999, there were three meetings of the Audit Committee, one meeting of the Compensation Committee and four meetings of the Board of Directors. Each Director of the Company attended in excess of 75% of the total number of meetings of the Board of Directors and committees on which he served.

COMPENSATION OF DIRECTORS

          The Company pays its directors who are not principals of or representatives of principals of the Company's predecessors an annual fee of $15,000 and a per meeting fee of $1,000 (for each directors' meeting attended), and each such director is reimbursed for expenses incurred in attending meetings. In addition, three of such directors have received 30,000 stock options and the remaining such director 15,000 stock options, each at an exercise price equal to the closing price on the day the options were granted, with each such set of options vesting over five years.

EXECUTIVE COMPENSATION

          The following table sets forth certain information regarding compensation paid by the Company to its Chief Executive Officer and to each of the four most highly compensated executive officers whose salary and bonus for 1999 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                       Long Term
                                                     Annual Compensation              Compensation
                                                                         Other
                                                                        Annual           Stock           All Other
                                             Salary       Bonus      Compensation       Options       Compensation(1)
Name and Principal Position      Year           $           $              $               #                 $
-------------------------------- ---------- ---------- ------------ ---------------- --------------- ------------------

David C. Bloom                   1999        338,000     199,420           -               -              10,000
  Chief Executive Officer        1998        325,000     250,250           -             50,000           10,000
                                 1997        280,000     165,200           -               -               9,500

Leslie T. Chao                   1999        260,625     153,769           -               -              10,000
  President                      1998        250,000     192,500           -             75,000           10,000
                                 1997        189,271     131,543           -               -               9,374

Thomas J. Davis                  1999        235,125     138,724           -               -               9,390
  Chief Operating Officer        1998        225,000     173,250           -             25,000           10,000
                                 1997        177,225     120,513           -               -               9,500

William D. Bloom                 1999        209,000     123,310           -               -               8,025
  Executive Vice President       1998        200,000     154,000           -             25,000            7,965
                                 1997        177,178     116,000           -               -               7,079

Bruce Zalaznick                  1999        191,555     113,017           -               -              10,000
  Executive Vice President       1998        183,306     141,146           -               -              10,000
                                 1997        175,833     116,929           -               -               9,500

-------------------------------------------------------------------------------------------------------------------
(1)  Consists of employee contributions to the Company's 401(k) Plan as a tax deferral.

          For the years ending December 31, 2000, 2001 and 2002, David Bloom and William Bloom have agreed to receive $200,000 and $120,000 per annum, respectively, of their salaries by receiving options to purchase 100,000 shares and 60,000 shares of Common Stock, respectively, at an exercise price of $27.8125 per share. Pursuant to these agreements, David Bloom and William Bloom received options to purchase an aggregate of 300,000 shares and 180,000 shares, respectively, for such three year period; provided, however, that if their employment with the Company is terminated prior to the end of such three years, a pro rata portion of the stock options will be forfeited.

OPTIONS GRANTED

          There were no stock options granted to the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 1999.

          The table below sets forth information for the executive officers named in the Summary Compensation Table concerning option exercises during 1999 and outstanding options at December 31, 1999.

                   AGGREGATED OPTION/SAR EXERCISES IN 1999 AND
                       DECEMBER 31, 1999 OPTION/SAR VALUES

                                                           Number of Securities
                            Shares                        Underlying Unexercised       Value of Unexercised in-the-
                          Acquired on      Value             Options/SARs at              Money Options/SARs at
         Name             Exercise(#)   Realized($)        December 31, 1999(#)          December 31, 1999($)(1)
         ----             -----------   -----------        --------------------          -----------------------
                                                       Exercisable    Unexercisable    Exercisable    Unexercisable
                                                       -----------    -------------    -----------    -------------
David C. Bloom               4,278         27,272        113,610         40,000          660,514            -
Leslie T. Chao                 500          3,188         74,500         60,000          379,313            -
William D. Bloom             4,278         27,272         42,166         20,000          236,933            -
Thomas J. Davis                -             -            45,000         30,000           10,000          2,500
Bruce Zalaznick                350          2,231         39,300          8,000          184,538          7,000


(1) Assumes, for all unexercised in-the-money options, the difference between fair market value ($29.75 per share) at December 31, 1999 and the exercise price of the options ranging from $23.375 to $29.50 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          Brendan T. Byrne, Robert Frommer and Reuben S. Leibowitz are members of the Compensation Committee. None of the executive officers of the Company has served on the Board of Directors or compensation committee of any other entity that has had any of such entity's officers serve either on the Company's Board of Directors or Compensation Committee. Mr. Frommer and the Company were parties to a consulting agreement effective August 1, 1997 through December 31, 1999. See "Certain Relationships and Transactions."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The Compensation Committee currently consists of Brendan T. Byrne, Robert Frommer and Reuben S. Leibowitz. The Compensation Committee is responsible for determining the level of compensation paid to the Chief Executive Officer, approving the level of compensation paid to the Company's other executive officers, determining awards under, and administering, the Option Plans and Incentive Plan and reviewing and establishing any and all other executive compensation plans adopted from time to time by the Company. The Company's philosophy for compensating executive officers is designed to attract, retain, motivate and reward key executives in the Company's highly competitive industry. The Company's compensation program for 1999 consisted of salary and bonuses designed to motivate individuals to enhance the long-term value of the Company's stock.

          The amount of compensation to be paid to an executive officer is generally based upon the Compensation Committee's subjective analyses of each individual's performance, contributions to the Company and responsibilities to be undertaken on behalf of the Company. The Committee did not use any specific qualitative or quantitative measures or factors in assessing individual performance. In 2000, the Compensation Committee increased the salary of each of its executive officers based on the performance of the Company in 1999 and upon its knowledge of salaries paid by competitors of the Company as disclosed in public documents.

          The Company has established a bonus plan for the Senior Executives which has been approved by the Compensation Committee and provides for bonuses of up to 50% in 1995, 75% in 1996 and 100% in 1997 and beyond of the Senior Executive's base salary. The award of any bonus compensation, however, is dependent on meeting or exceeding the Company's internal funds from operations forecast. Bonus compensation levels above the forecast will be established at the discretion of the Compensation Committee.

          Stock-based compensation is also an important element of the Company's compensation program. The 1993 Option Plan and 2000 Stock Option Plan were adopted and approved by the Board of Directors to allow the Company to grant options to purchase shares of the Company. The Compensation Committee determines in its sole discretion, subject to the terms and conditions of the Option Plans, the size of a particular award based upon its subjective assessment of the individual's performance, responsibility and functions and how this performance may have contributed to the Company's performance. The Compensation Committee believes awards pursuant to the Option Plans align the interests of management with those of the Company's stockholders by emphasizing long-term stock ownership and increases in stockholder value. Management will be benefited under such options only if the other shareholders of the Company also benefit. The purpose of the Option Plans is to encourage executives and others to acquire a larger proprietary interest in the Company, thereby further stimulating their active interest in the development and financial success of the Company. All options granted under the Option Plans have been granted at the fair market value of the Company's Common Stock on the date of grant. The number of options that the Compensation Committee grants to executive officers is based on individual performance and level of responsibility. Since stock options are tied to the future performance of the Company's Common Stock, they will provide value only if the price of the Company's Common Stock exceeds the exercise price of the options.

          Certain of the Company's executive officers also participate in the Incentive Plan, which is designed to provide a strong incentive to participants to improve the Company's performance. In addition, the Incentive Plan requires the continued employment of participants over five years in order to receive the full benefits under the Incentive Plan. No units were awarded in 1999 under the Incentive Plan.

          The Chief Executive Officer's compensation for 1999 was based on the same performance and other criteria as summarized in the preceding paragraphs relative to all executive officers.

          The Internal Revenue Code of 1986, as amended, was amended in 1993 with respect to the ability of publicly-held corporations such as the Company to deduct compensation in excess of $1,000,000 per individual, other than performance-based compensation. The Compensation Committee continues to evaluate maximizing the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate executive officers. The Incentive Plan is designed to meet the requirements of Section 162(m) of the Internal Revenue Code.

                           THE COMPENSATION COMMITTEE

                                Brendan T. Byrne
                                 Robert Frommer
                               Reuben S. Leibowitz

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

          The following line graph sets forth for the period December 31, 1994, through December 31, 1999, a comparison of the percentage change in the cumulative total stockholder return on the Company's Common Stock compared to the index of equity real estate investment trusts prepared by the National Association of Real Estate Investment Trusts ("NAREIT"), the NAREIT Equity REIT Total Return Index and the index of the Company and the two other publicly traded factory outlet REITs ("Outlet REIT Peer Group"), prepared by SNL Securities. The Outlet REIT Peer Group consists of Prime Retail, Inc. and Tanger Factory Outlet Centers, Inc.

          The graph assumes that the value of the investment in each of the Company's Common Stock and the indices was $100 at the beginning of the period. The graph further assumes the reinvestment of dividends.

          The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                            CHELSEA GCA REALTY, INC.
                            TOTAL RETURN PERFORMANCE


                                                                         PERIOD ENDING
                                             ----------------------------------------------------------------------
                   INDEX                      12/31/94    12/31/95    12/31/96   12/31/97    12/31/98    12/31/99
-------------------------------------------- ----------- ----------- ----------- ---------- ----------- -----------
Chelsea GCA Realty, Inc.                      $100.00      118.84      148.00     174.67      175.70      160.55
NAREIT All Equity REIT INDEX                  $100.00      115.27      155.92     187.51      154.69      147.54
Outlet REIT Peer Group                        $100.00      106.94      126.31     153.94      119.94       94.72

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          As of March 31, 2000, to the knowledge of the Company, the following is a schedule of all persons who beneficially owned more than 5% of the outstanding stock of the Company:

                                                     Number of Shares   Percent
Name and Address                                    Beneficially Owned  of Stock
----------------                                    ------------------  --------
LaSalle Investment Management, Inc.                      1,794,017       11.3%
LaSalle Investment Management (Securities), L.P.
200 East Randolph Drive
Chicago, IL 60601

Simon Property Group, L.P.                               1,408,450        8.8%
115 West Washington Street
Indianapolis, IN  46204

David C. Bloom                                           1,037,187        6.1%
c/o Chelsea GCA Realty, Inc.
103 Eisenhower Parkway
Roseland, NJ 07068(1)

(1) Includes limited partnership interests in the Partnership (the "Units") convertible into shares of Common Stock of the Company and vested options to purchase shares of Common Stock under the Company's Option Plan.

          The following table sets forth information concerning the security ownership of directors and executive officers as of March 31, 2000.

                                                 Number of Shares      Percent
Name                                          Beneficially Owned(1)   of Stock
----                                          ------------------      --------
David C. Bloom(2)                                    1,037,187          6.1%
William D. Bloom (2)                                   465,235          2.8%
Brendan T. Byrne (2)                                    18,000            *
Leslie T. Chao(2)                                      257,243          1.6%
Thomas J. Davis(2)                                      50,000            *
Robert Frommer(2)                                       26,985            *
Barry M. Ginsburg(2)(3)                                474,218          2.9%
Philip D. Kaltenbacher(2)(4)                           393,619          2.4%
Reuben S. Leibowitz(2)(5)                               63,600            *
Bruce Zalaznick(2)                                      42,000            *
Directors and Executive officers as a
   group(6) (19 persons)                             3,074,015         16.3%

--------------------
*        Less than 1%

(1) Includes Units which are convertible into shares of Common Stock of the Company.
(2) Includes vested options to purchase shares of Common Stock granted under the 1993 Stock Option Plan.
(3) Includes Units beneficially owned by Mr. Ginsburg's family and trusts for the benefit of Mr. Ginsburg's family.
(4) Includes 185,931 Units owned by Mr. Kaltenbacher as trustee for his daughters and 1,000 Units owned by Mr. Kaltenbacher's wife, as to which Mr. Kaltenbacher disclaims beneficial ownership.
(5) Includes 17,000 shares of Common Stock owned by the wife or children of Mr. Leibowitz, by a foundation or by a charitable organization and 2,100 shares owned by the mother-in-law of Mr. Leibowitz. Mr. Leibowitz disclaims beneficial ownership of all these shares.
(6) Includes Units convertible into 2,254,502 shares of Common Stock and vested options to purchase 704,276 shares of Common Stock granted under the Option Plan.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

          Le Gourmet Chef, Inc., formerly known as America Direct Outlets, a company formerly 50%-owned by Philip D. Kaltenbacher and presently 100%-owned by a trust for the benefit of the wife of Edward Bloom, a brother of David and William Bloom, rents a total of 56,013 square feet of GLA (1.1% of the Company's total GLA) from the Company in twelve centers. The gross annual rental (including expense reimbursements) for such space was $1,841,000 in 1999. Management considers these rentals to be at fair market value.

          In March 2000, David and William Bloom invested approximately $600,000 in Le Gourmet Chef, Inc. and received less than a 5% combined interest in such company.

          Effective August 1, 1997, Robert Frommer and the Company entered into a Consulting Agreement pursuant to which Mr. Frommer agreed to perform services for the Company in connection with the development and operation of manufacturers outlet centers in Japan and Hawaii. The agreement provided for payments to Mr. Frommer of $10,000 per month and was terminated by the Company on December 31, 1999. In addition, during the agreement and for four years after the termination of the agreement, Mr. Frommer will be entitled to a fee of 1% of the development costs, up to a maximum amount of $500,000 per project, on all projects in which he was involved in Japan or Hawaii. During 1998 and 1999, Mr. Frommer received $182,794 and $141,116, respectively, for fees and expenses under this agreement.

          In June 1999, the Company loaned to a limited partner of Woodbury Family Associates, L.P. ("WFA") the amount of $1,200,000, which is due in five years, with interest due quarterly at the rate of LIBOR plus 200 basis points per annum. David C. Bloom is the general partner of WFA.

          In July 1999, the Company loaned Barry M. Ginsburg the amount of $1,000,000 which is also due in five years, with interest due quarterly at the rate of LIBOR plus 200 basis points per annum.

          In March 1997, the Company loaned Thomas J. Davis the amount of $115,000, which is due in five years, together with interest at the rate of 7.5% per annum.

          All transactions in which a director is an interested party, including any interest in a lessee of space from the Company, require the approval of a majority of the disinterested directors.

          David C. Bloom guarantees certain of the Company's obligations under a lease for one of the Company's properties. The Company has indemnified him from and against any liability which he may incur pursuant to this guaranty.

          The Company has entered into a registration rights agreement with all recipients of Units (the "Rightholders") to enable the Rightholders to sell or distribute shares of Common Stock owned by or issuable to any of them upon exchange of Units or any other securities with respect to such Common Stock issued or issuable to any of them through any registered offering of its securities that the Company has determined to undertake. In addition, the Rightholders have the right to demand that the Company prepare and file from time to time a registration statement with respect to the sale or distribution of their common stock. In such event, the expenses of such registration will be borne by the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

          The Company believes that during 1999 all of its officers, directors and holders of more than 10% of its Common Stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934. In making this disclosure, the Company has relied solely on written representations of its directors, officers and more than 10% holders and on copies of reports that have been filed with the Securities and Exchange Commission.

                          2. THE 2000 STOCK OPTION PLAN

          The 2000 Stock Option Plan of Chelsea GCA Realty, Inc. (the "2000 Plan") was adopted by the Board of Directors on March 8, 2000, subject to the approval of stockholders. A copy of the 2000 Plan is annexed hereto as Exhibit A and the following summary of certain pertinent provisions of the 2000 Plan is qualified in its entirety by reference to the 2000 Plan.

         The 2000 Plan is administered by a Committee of the Company's Board of Directors (the "Committee") which consists solely of two or more directors, each of whom is a "Non-Employee Director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Currently, the Compensation Committee functions as the Committee under the 2000 Plan. All employees and directors of, and consultants to, the Company, as may be determined from time to time by the Committee, are eligible to receive options under the 2000 Plan.

          A total of 1,400,000 shares of Common Stock are authorized for issuance under the 2000 Plan. Not more than 400,000 shares of Common Stock may be the subject of options granted to any individual during any calendar year. Options may be granted as "incentive stock options" (as defined in Section 422 of the Code) or as non-qualified stock options.

          The exercise price of an option is fixed by the Committee at the date of grant; however, the exercise price under an incentive stock option must be at least equal to the fair market value of the Common Stock at the date of grant, and 110% of the fair market value of the Common Stock at the date of grant for any incentive stock option granted to any individual who owns more than 10% of the voting power or value of all classes of stock of the Company (a "10% Owner").

          Stock options are exercisable for a duration, and at such rate and times, as are determined by the Committee, but in no event more than ten years after the date of grant (or five years after the date of grant in the case of an incentive stock option granted to a 10% Owner). The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all stock option plans of the Company) shall not exceed $100,000; to the extent this limitation is exceeded, such excess options shall be treated as non-qualified stock options for purposes of the Plan and the Code.

          At the time a stock option is granted, the Committee may, in its sole discretion, designate whether the stock option is to be considered an incentive stock option or a non-qualified stock option, except that incentive stock options can be granted only to employees. Stock options granted to employees with no such designation shall be deemed incentive stock options.

          Payment of the purchase price for shares acquired upon the exercise of options may be made by any one or more of the following methods: in cash, by check, by delivery to the Company of shares of Common Stock already owned by the option holder, or by such other method as the Committee may permit from time to time. However, a holder may not use previously owned shares of Common Stock to pay the purchase price under an option, unless the holder has beneficially owned such shares for at least six months.

          Stock options become immediately exercisable in full upon (i) the holder's retirement at or after age 65, (ii) the holder's disability or death,
(iii) a "Change in Control" (as defined in the Plan) or (iv) the occurrence of such special circumstances as in the opinion of the Committee merit special consideration.

          Stock options terminate at the end of three months following the holder's termination of employment or service. This period is extended to one year in the case of the disability of death of the holder and, in the case of death, the stock option is exercisable by the holder's estate or heirs. However, stock options terminate immediately upon a holder's termination of employment or service for cause.

          The 2000 Plan and options granted under the 2000 Plan contain anti-dilution provisions which will automatically adjust the number of shares subject to the Plan and to outstanding options in the event of a stock dividend, split-up, conversion, exchange, reclassification or substitution. In the event of any other change in the corporate structure or outstanding shares of Common Stock, the number of shares and the class of shares available for grants under the 2000 Plan or upon the exercise of any outstanding options granted under the Plan shall be adjusted so as to prevent dilution or enlargement of rights.

          The Company shall obtain such consideration for granting options under the 2000 Plan as the Committee in its discretion may request, subject to the General Corporation Law of Maryland. Each option may be subject to provisions to assure that any exercise or disposition of Common Stock will not violate federal and state securities laws. No option may be granted under the 2000 Plan on or after the tenth anniversary of the adoption of the 2000 Plan.

          The Board of Directors or the Committee may at any time withdraw or amend the 2000 Plan and may, with the consent of the affected holder of an outstanding option at any time withdraw or amend the terms and conditions of outstanding options. Any amendment which would increase the maximum number of shares issuable pursuant to the 2000 Plan, or to any individual, or change the class of persons to whom options may be granted, shall be subject to the approval of the stockholders of the Company.

          On April 11, 2000, the closing price of the Common Stock on the New York Stock Exchange was $30.1875 per share.

          Pursuant to the 2000 Plan, options to purchase 300,000 and 180,000 shares of Common Stock were granted to David Bloom and William Bloom, respectively, at an exercise price of $27.8125 per share.

          The federal income tax treatment pertaining to the 2000 Plan, under current law, generally is as follows.

          An individual will not recognize any income upon the grant or exercise of an incentive stock option. If an individual disposes of shares of Common Stock acquired upon the exercise of an incentive stock option more than two years after the date the option was granted and more than one year after the date the option was exercised, the individual will realize capital gain in an amount equal to the excess, if any, of his selling price over the option exercise price, and the Company will not be entitled to a tax deduction. Depending on the holding period of the shares, such capital gain may be long-term gain or, with respect to transactions after December 31, 2000, qualified 5-year gain. If the individual disposes of the shares of Common Stock before the one-year, two-year requirements are met, any gain realized will be taxable as follows: (i) as ordinary income to the extent of the difference between the option exercise price and the lesser of the fair market value of the shares on the date the option was exercised or the amount realized on such disposition, and (ii) as capital gain to the extent of any excess, which gain shall be treated as long-term or short-term capital gain, depending on how long the shares were held. The Company may claim a deduction for the amount taxable to the individual as ordinary income. The difference between the fair market value of the Common Stock at the time of exercise and the option exercise price generally will constitute an item of adjustment for purposes of determining alternative minimum taxable income and may, in the year an incentive stock option is exercised, be subject to the alternative minimum tax.

          If the individual uses shares of Common Stock to pay the option exercise price, (a) the individual's holding period for newly issued shares equal in number to the surrendered shares (the "Exchanged Shares") shall include the period during which the surrendered shares were held, (b) the individual's basis in such Exchanged Shares will be equal to his basis in the surrendered shares, and (c) no gain or loss will be recognized by the employee on the exchange of the surrendered shares for the Exchanged Shares. However, if the individual tenders shares acquired pursuant to the exercise of an incentive stock option prior to the expiration of the one-year, two-year requirements, such tender will constitute a disposition of such shares, and will give rise to a taxable exchange.

          The grant of a non-qualified stock option does not result in taxable income to the recipient. An individual normally will recognize ordinary income when the non-qualified stock option is exercised on the difference between the then fair market value of the shares acquired pursuant to the exercise of the option and the option exercise price. Section 83 of the Code generally provides that, if an individual is subject to Section 16(b) of the Exchange Act, he will not recognize income upon the exercise of a non-qualified stock option until he may sell such shares for a profit without being subject to suit under Section 16(b). At such time the individual would be subject to tax on the difference between the then fair market value of the shares and the exercise price. Alternatively, an individual who would not otherwise be subject to tax at the time of exercise may file an election with the Internal Revenue Service, within 30 days of exercise, to be taxed at the time of exercise on the difference between the then fair market value of the shares and the exercise price. Any subsequent appreciation in the value of shares will be taxed when the shares are sold, as either long-term, short-term or qualified 5-year capital gain. The Company will not be entitled to an income tax deduction with respect to the grant of a stock option or the sale of stock acquired pursuant thereto. The Company will be permitted a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise of a non-qualified stock option when such income is recognized by the individual. If any individual uses shares of Common Stock which he owns to pay for the exercise of a non-qualified stock option, (a) the individual's holding period for newly issued shares of Common Stock equal in number to the Exchanged Shares shall include the period during which the surrendered shares were held, (b) the individual's basis in such Exchanged Shares will be the same as his basis in the surrendered shares, (c) no gain or loss will be realized by the individual on the exchange of the surrendered shares for the Exchanged Shares, and (d) the individual will be subject to ordinary income tax on the fair market value of the shares he receives over and above the Exchanged Shares.

          In addition to the Federal income tax consequences discussed above,
Section 280G of the Code provides that if an officer, stockholder or highly compensated individual receives a payment which is in the nature of compensation and which is contingent upon a change in control of the employer and such payment equals or exceeds three times his or her "base salary" (as hereinafter defined), then any amount received in excess of base salary shall be considered an "excess parachute payment." An individual's "base salary" is equal to his or her average annual compensation over the five-year period (or period of employment, if shorter) ending with the close of the individual's taxable year immediately preceding the taxable year in which the change in control occurs. If the taxpayer establishes, by clear and convincing evidence, that an amount received is reasonable compensation for past or future services, all or a portion of such amount may be deemed not to be an excess parachute payment. If any payments made under the 2000 Plan in connection with a change in control of the Company constitute excess parachute payments with respect to any employee, then in addition to any income tax which would otherwise be owed on such payment, the individual will be subject to an excise tax equal to 20% of such excess parachute payment, and the Company will not be entitled to any tax deduction to which it otherwise would have been entitled with respect to such excess parachute payment.

          Under Section 162(m) of the Code, publicly held companies generally may not deduct compensation for certain employees to the extent such compensation exceeds $1 million with respect to an individual employee for the taxable year. The $1 million limitation would apply to the Company's Chief Executive Officer and the four most highly compensated officers other than the Chief Executive Officer. Compensation which is performance-based (as defined in Section 162(m) and regulations thereunder), however, is not counted as subject to the deductibility limitations of Section 162(m). Income pursuant to stock options having an exercise price equal to the fair market value of the Common Stock on the date of grant, granted under the 2000 Plan, is intended to permit the full deduction by the Company, by qualifying such amount as performance-based compensation and, therefore, exempt from the limitations of
Section 162(m).

VOTE REQUIRED

          Under the Code, the affirmative vote of the holders of a majority of the shares of stock of the Company voting on the subject at the Annual Meeting is required to approve the adoption of the 2000 Plan.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2000 PLAN.


                     3. APPOINTMENT OF INDEPENDENT AUDITORS

          The Board of Directors of the Company has selected Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2000. A representative of Ernst & Young LLP is expected to be present at the meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S AUDITORS.

                                4. OTHER MATTERS

STOCKHOLDER PROPOSALS

          Proposals of stockholders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company on or prior to December 22, 2000 to be eligible for inclusion in the Company's Proxy Statement and form of Proxy to be used in connection with such meeting.

OTHER BUSINESS

          At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.


                                   Denise M. Elmer
                                    SECRETARY

Dated:   April 20, 2000

                                                                    Exhibit A

                             2000 STOCK OPTION PLAN

                                       OF

                            CHELSEA GCA REALTY, INC.


          1. PURPOSE. The purpose of this Stock Option Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by directors, key employees and consultants who are employed by, or perform services for, the Corporation and its Subsidiaries and upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such directors, key employees and consultants on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel, directors and other service providers.

          2. DEFINITIONS. When used in this Plan, unless the context otherwise requires:

          a) "Board of Directors" shall mean the Board of Directors of the Corporation, as constituted at any time.

          b) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

          c) "Committee" shall mean the Committee hereinafter described in
     Section 3.

          d) "Corporation" shall mean Chelsea GCA Realty, Inc.

          e) "Fair Market Value" on a specified date shall mean the closing price at which one Share is traded on the stock exchange, if any, on which Shares are primarily traded, or the last sale price or average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the National Association of Security Dealers Automated Quotation System, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable the value of a Share as established by the Committee for such date using any reasonable method of valuation.

          f) "Options" shall mean the stock options granted pursuant to this Plan.

          g) "Plan" shall mean this 2000 Stock Option Plan of Chelsea GCA Realty, Inc., as adopted by the Board of Directors on March 8, 2000, as such Plan from time to time may be amended.

          h) "Share" shall mean a share of common stock of the Corporation.

          i) "Subsidiary" shall mean any corporation 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined, of the Corporation.

          3. COMMITTEE. The Plan shall be administered by a Committee which shall consist of two or more directors of the Corporation, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162 (m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The members of the Committee shall be selected by the Board of Directors. Any member of the Committee may resign by giving written notice thereof to the Board of Directors, and any member of the Committee may be removed at any time, with or without cause, by the Board of Directors. If, for any reason, a member of the Committee shall cease to serve, the vacancy shall be filled by the Board of Directors. The Committee shall establish such rules and procedures as are necessary or advisable to administer the Plan.

          4. PARTICIPANTS. The class of persons who are potential recipients of Options granted under this Plan consist of the (i) directors of the Corporation or a Subsidiary, (ii) key employees of the Corporation or a Subsidiary and (iii) consultants used by the Corporation or a Subsidiary, in each case as determined by the Committee in its sole discretion. The directors, key employees and consultants to whom Options are granted under this Plan, and the number of Shares subject to each such Option, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan.

          5. SHARES AND GRANTS OF OPTIONS. The Committee may, but shall not be required to, grant, in accordance with this Plan, Options to purchase an aggregate of up to 1,400,000 Shares, which may be either Shares held in treasury or authorized but unissued Shares. The maximum number of Shares which may be the subject of Options granted to any individual during any calendar year shall not exceed 400,000 Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options; provided, however, that with respect to any Option granted to any person who is a "covered employee" as defined in Section 162(m) of the Code and the regulations promulgated thereunder that is canceled or repriced, the number of Shares subject to such Option shall continue to count against the maximum number of Shares which may be the subject of Options granted to such person and such maximum number of Shares shall be determined in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.

          At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code, or (b) is not to be treated as an incentive stock option for purposes of this Plan and the Internal Revenue Code. No Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any person who, at the time of such grant, is not an employee of the Corporation or a Subsidiary.

          Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as incentive stock options, and any other incentive stock options, granted to an employee (under this Plan, or any other incentive stock option plan maintained by the Corporation or any Subsidiary that meets the requirements of Section 422 of the Internal Revenue Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. Options with respect to which no designation is made by the Committee shall be deemed to be incentive stock options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking options into account in the order in which they are granted.

          If any Option shall expire, be cancelled or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto may again be made subject to Options under the Plan.

          Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same employee, director, consultant or independent contractor.

          A certificate of Option signed by the Chairman of the Board of Directors, or the President or a Vice President of the Corporation, shall be issued to each person to whom an Option is granted. The certificate of Option for an Option shall be legended to indicate whether or not the Option is an incentive stock option. The Certificate of Option for an Option which is an incentive stock option and for an Option which is a non-qualified stock option shall be in the form attached hereto as Annex 1 and Annex 2, respectively, or in such other form as may be determined by the Committee from time to time.

          6. PRICE. The price per Share of the Shares to be purchased pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the purchase price per share of the Shares to be purchased pursuant to the exercise of an Option which is intended to be an incentive stock option shall not be less than the Fair Market Value of a Share on the day on which the Option is granted.

          7. DURATION OF OPTIONS. The duration of any Option granted under this Plan shall be fixed by the Committee in its sole discretion; provided, however, that no Option shall remain in effect for a period of more than ten years from the date upon which the Option is granted.

          8. TEN PERCENT SHAREHOLDERS. Notwithstanding any other provision of this Plan to the contrary, no Option which is intended to qualify as an incentive stock option may be granted under this Plan to any employee who, at the time the Option is granted, owns shares possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

          9. CONSIDERATION FOR OPTIONS. Subject to the requirements of the General Corporation Law of Maryland, as amended from time to time, the Corporation shall obtain such consideration for the grant of an Option as the Committee in its discretion may request.

          10. RESTRICTIONS ON TRANSFERABILITY OF OPTIONS. Options shall not be transferable otherwise than by will or by the laws of descent and distribution or as provided in this Section 10. Notwithstanding the foregoing, the Committee may, in its discretion, authorize a transfer of all or a portion of any Option, other than an Option which is intended to qualify as an incentive stock option, by the initial holder to (i) the spouse, children, stepchildren, grandchildren or other family members of the initial holder ("Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, (iii) a corporation or partnership in which such Family Members and the initial holder are the only shareholders or partners, or (iv) such other persons or entities which the Committee may permit; provided, however, that subsequent transfers of such Options shall be prohibited except by will or the laws of descent and distribution. Any transfer of such an Option shall be subject to such terms and conditions as the Committee shall approve, including that such Option shall continue to be subject to the terms and conditions of the Option and of the Plan as amended from time to time. The events of termination of employment or service under Section 12 shall continue to be applied with respect to the initial holder, following which a transferred Option shall be exercisable by the transferee only to the extent and for the periods specified under Section 12. An Option which is intended to qualify as an incentive stock option shall not be transferable otherwise than by will or by the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder thereof.

          11. EXERCISE OF OPTIONS. An Option, after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee.

          Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted to any person may be exercised in the following circumstances (but in no event prior to approval of the Plan by the stockholders of the Corporation as provided in Section 17 or after the expiration of the term of the Option): (a) immediately upon the holder's retirement from the Corporation and all Subsidiaries on or after his 65th birthday, (b) subject to the timing provisions of Section 12 hereof, upon the disability (to the extent and in a manner as shall be determined by the Committee in its sole discretion) or the death of the holder, (c) if, while the holder is employed by, or serving as a director of or consultant to, the Corporation or a Subsidiary, there occurs a Change in Control, or (d) upon the occurrence of such special circumstances or event as in the opinion of the Committee merits special consideration. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if
(i) any "person" or group of "persons" (as the term "person" is used in Sections 13(d) and 14(d) of the Exchange Act) ("Person"), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) direct or indirect beneficial ownership of securities of the Corporation representing 40% or more of the combined voting power of the then outstanding securities of the Corporation or (ii) a Person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) assets from the Corporation that have a total fair market value equal to or more than 50% of the total fair market value of all of the assets of the Corporation immediately prior to such acquisition. Notwithstanding the foregoing, for purposes of clause (i), a Change in Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Corporation is not transferred from a Person to another Person; and, for purposes of clause (ii), a Change in Control will not be deemed to occur if the assets of the Corporation are transferred: (A) to a shareholder in exchange for his stock, (B) to an entity in which the Corporation has (directly or indirectly) 50% ownership, or (C) to a Person that has (directly or directly) at least 50% ownership of the Corporation with respect to its stock outstanding, or to any entity in which such Person possesses (directly or indirectly) 50% ownership.

          An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect, together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash; by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option; or by such other methods as the Committee may permit from time to time; provided, however, that a holder may not use any Shares to pay the exercise price unless the holder has beneficially owned such Shares for at least six months. No Option may be granted pursuant to the Plan or exercised at any time when such Option, or the granting, exercise or payment thereof, may result in the violation of any law or governmental order or regulation.

          Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new Option certificate in replacement of the certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

          12. TERMINATION OF EMPLOYMENT OR SERVICE. All or any part of any Option, to the extent unexercised, shall terminate immediately (i) in the case of an employee, upon the cessation or termination for any reason of the Option holder's employment by the Corporation and all Subsidiaries, or (ii) in the case of a director or consultant who is not also an employee of the Corporation or a Subsidiary, upon the holder's ceasing to serve as a director of or consultant to the Corporation or a Subsidiary, except that in either case the Option holder shall have three months following the cessation of his employment with the Corporation and Subsidiaries or his service as a director of or consultant to the Corporation or a Subsidiary, as the case may be, and no longer, within which to exercise any unexercised Option that he could have exercised on the day on which such employment, or service as a director or consultant terminated (including any portion of an Option as to which the exercisability is accelerated pursuant to Section 11); provided that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if the cessation of employment or service as a director or consultant is due to retirement on or after attaining the age of sixty-five (65) years, or to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the Option holder or the representative of the estate or the heirs of a deceased Option holder shall have the privilege of exercising the Options which are unexercised at the time of such retirement, or of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and (a) within three months of the Option holder's retirement, or (b) within twelve months of the Option holder's disability or death, as the case may be. If the employment or service of any Option holder with the Corporation or a Subsidiary shall be terminated because of the Option holder's violation of the duties of such employment or service with the Corporation or a Subsidiary as he may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive) all unexercised Options of such Option holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation and all Subsidiaries, and an Option holder whose employment or service with the Corporation and Subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised Option he might have exercised prior to the termination of his employment or service with the Corporation and Subsidiaries.

          Nothing contained herein or in the Option certificate shall be construed to confer on any employee or director any right to be continued in the employ of the Corporation or any Subsidiary or as a director of the Corporation or a Subsidiary or derogate from any right of the Corporation and any Subsidiary to request the resignation of or discharge any employee, director or consultant (without or with pay), at any time, with or without cause.

          13. ADJUSTMENT OF OPTIONED SHARES. If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the common stock of the Corporation or if the common stock of the Corporation shall be split up, converted, exchanged, reclassified, or in any way substituted for, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution; and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder. Any fractional shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner.

          Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights.

          14. ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACT. The Corporation may postpone the issuance and delivery of Shares upon any exercise of an Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any person exercising an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective registration statement under the Securities Act, to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the exercise of an Option, or may issue stop transfer orders in respect thereof.

          15. INCOME TAX WITHHOLDING. If the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of such Option, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the holder of such Option.

          16. ADMINISTRATION AND AMENDMENT OF THE PLAN. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Options not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of Shares issuable under Options granted pursuant to the Plan or to any individual during any calendar year or change the class of persons to whom Options may be granted shall be subject to the approval of the stockholders of the Corporation within one year of such amendment.

          Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

          17. EFFECTIVE DATE. This Plan is conditioned upon its approval by the stockholders of the Corporation before March 9, 2001, except that this Plan is adopted and approved by the Board of Directors effective March 8, 2000, to permit the grant of Options prior to the approval of the Plan by the stockholders of the Corporation as aforesaid. In the event that this Plan is not approved by the stockholders of the Corporation as aforesaid, this Plan and any Options granted hereunder shall be void and of no force or effect.

          18. FINAL ISSUANCE DATE. No Option shall be granted under the Plan on or after March 8, 2010.


                                      PROXY

                            CHELSEA GCA REALTY, INC.
               2000 Annual Meeting of Stockholders - June 8, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned stockholder of CHELSEA GCA REALTY, INC., a Maryland corporation, hereby appoints David C. Bloom, Leslie T. Chao, Michael J. Clarke and Denise M. Elmer, and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on June 8, 2000, and at any adjournment or adjournments thereof (the "Meeting"), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE                                                  SEE REVERSE
    SIDE                                                        SIDE

                                   DETACH HERE
    Please mark
[X] vote as in this
    example

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED BELOW, FOR THE APPROVAL OF THE 2000 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

1. To elect three nominees for directors:     3. To ratify the appointment   FOR  AGAINST  ABSTAIN
   Nominees: William D. Bloom, Robert            of Ernst & Young as         [ ]    [ ]      [ ]
   Frommer, Reuben S. Leibowitz                  independent auditors for
   [ ] FOR     [ ] WITHHELD                      the fiscal year ending
                                                 December 31, 2000.
----------------------------------
For all nominees except as noted above       4.  With discretionary            FOR    AGAINST    ABSTAIN
                                                 authority upon such other     [ ]      [ ]        [ ]
                                                 matters as may properly
                                                 come before this meeting.


2.  To Approve the 2000 Stock Option Plan

       FOR    AGAINST   ABSTAIN
       [ ]     [ ]        [ ]

                                                 MARK HERE IF YOU PLAN TO      [ ]
                                                 ATTEND THE MEETING

                                                 MARK HERE FOR ADDRESS         [ ]
                                                 CHANGE  AND NOTE AT LEFT


                                                 Please sign exactly as
                                                 your name appears on
                                                 this proxy card. When
                                                 signing as attorney,
                                                 executor, trustee or
                                                 guardian, please give
                                                 your full title.

Signature_____________   Date_________           Signature_____________ Date________
